Note 14 - Receivables - Non Current - Components of Receivables Non Current (Details) - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Trade and other non-current receivables [abstract]
Employee advances and loans		$ 11,908	$ 8,117
Tax credits	[1]	27,333	53,210
Receivables from related parties		67,921	61,841
Legal deposits		9,394	9,041
Advances to suppliers and other advances		28,779	9,878
Receivable Venezuelan subsidiaries		48,659	48,659
Others		17,726	15,142
Trade and other non-current receivables before the allowance for doubtful accounts		$ 211,720	$ 205,888

[1]	As of December 31, 2022 and 2021 respectively, included approximately $8 million and $36 million related to PIS and COFINS (Federal Social Contributions on Gross Revenues) tax recovery on Brazilian subsidiaries.